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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3616

Madison Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Reports to Shareholders.

ANNUAL REPORT

December 31, 2009

Madison Mosaic Income Trust

•	Core Bond Fund

•	Government Fund

(logo) Madison Mosaic Funds ™
www.mosaicfunds.com

Contents

Management’s Discussion of Fund Performance
Outlook	1
Fund Overview	2
Comparison of Changes in the Value of a $10,000 Investment	4
Portfolio of Investments
Government Fund	5
Core Bond Fund	7
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Other Information	19
Trustees and Officers	23

Madison Mosaic Income Trust December 31, 2009

Management’s Discussion of Fund Performance
Bond investors in 2009 found themselves in an investment environment radically different than the year preceding. After a year of risk avoidance, the fixed income market experienced euphoria as investors moved away from riskless assets into investment grade higher yielding corporate bonds. Leery of the punishing stock market losses of 2008 and facing tiny returns in money markets, investors sent a record of some $400 billion of new money into bond funds. Over the same period, domestic stock funds showed a net loss of investment dollars.

In a reversal of 2008, when a flight to safety rewarded investors in the most conservative bonds, 2009 produced a strong disparity of returns favoring lower-quality and riskier bonds. Barclay’s High Yield Index, a proxy for riskier bonds, lost -26.5% in 2008 but gained 58.2% in 2009. The Barclay’s Treasury Index, reflecting the most trusted bonds issued by the government, rose 13.7% in 2008, but fell -3.6% in 2009.

The trend towards low quality bonds and the quest for yield at all costs was challenging for our funds. We have a long-held preference for holding higher-quality bonds and seeking to protect shareholders from the sort of losses that many bonds and bond funds suffered in 2008. The Madison Mosaic Government Bond Fund finished the year with a positive 1.19% return, while the Core Bond Fund was up 3.43%.

The year 2009 began with a continuation of problems from 2008, an environment that continued to favor the safety of Treasury bonds. Equity markets fell another 25% through the first week of March and credit markets remained mostly frozen as investors awaited the results of the mandatory bank stress tests. But in mid-March, comments from Treasury officials downplayed the possibility of bank nationalization and the results of the stress tests indicated most of the large financial institutions had enough capital and the markets reversed course. Stocks began a multi-month run that pushed the stock market well into positive territory for the year. Corporate bonds responded in kind, with both high yield and low- quality investment grade sectors posting strong returns through the remainder of the year, signaling that risk taking had returned.

Outlook

Our bigger concern looking forward is interest rate risk with the seemingly endless growth of government deficit spending and with it, the rapid increase in Treasury debt issuance. With foreign investors pulling back on their dollar-denominated investments and the huge increase in retail purchase of bond funds, where will the capital come from to finance this debt? It seems that interest rates must rise to continue attracting capital. There seems to be only two ways out: inflation or dollar-devaluation. Neither provides a favorable long-term outcome for fixed income investors.

The economy is on firmer footing and the recession likely ended last summer. However we fear the recovery will be muted by historical standards. With consumers plagued by unemployment, stagnant home prices, and high debt burdens, consumption spending will not lead the economy in the period ahead like in most recoveries. Stronger corporate profits are providing growth through capital expenditures programs and inventory building. This along with fiscal spending should drive economic activity in 2010. But until demand picks up and credit becomes more easily available, small and medium sized businesses will have a tough time justifying investment in new capital equipment.

Inflation remains benign, with the year-over-year growth in the Consumer Price Index up 2.7%. Inflation seems likely to remain low for most of 2010 as it will take several quarters of positive economic growth to absorb global excess capacity and high unemployment. However, by later in the year, we expect the market to become more preoccupied with the specter of higher inflation. In our opinion, the Fed, for its part, is unlikely to tighten monetary policy any time soon.

Thus, we enter the new decade with caution as our mandate. Whereas the last two years have been sector and security selection years, the year ahead seems likely to be

Management’s Discussion of Fund Performance (continued)

dominated by timely interest rate and yield curve decisions. We believe active management of these risks remains as important as ever.

Fund Overview

MADISON MOSAIC GOVERNMENT FUND

Madison Mosaic Government Fund had a 1.19% return for the annual period ended December 31, 2009. This return trailed its peers, as the Lipper Intermediate U.S. Government Fund Index rose 3.25%. The fund’s 30-day yield at period end was 1.11%, with an effective duration of 3.10 years. The fund benefitted from a conservation duration posture with regard to Treasuries, avoiding the double-digit losses of the longest bonds in this category. While the fund benefited relative to this Treasury index by owning more non-Treasury securities that offer more yield, their overweight position was not nearly as high as the peers. This caused the fund to take on less risk and underperform the Lipper peer group. In addition, some of the higher performing government bond funds had small positions in lower-rated corporates, which would have been a big boost in 2009 (as well as a heavy drag in 2008). We do not stray from our long-held government-only discipline in this fund.

At year end, the Fund held 33.2% in Treasuries and 46.3% in government agency notes, with the remainder in agency-backed mortgage securities and short-term notes. The fund’s largest positions during this twelve-month period were short to intermediate duration bonds issued by the U.S. Treasury, Fannie Mae and Freddie Mac.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009

FOR MADISON MOSAIC GOVERNMENT FUND

% of net assets
US Treasury Note, 3.75%, 11/15/18	8.14%
US Treasury Note, 4.75%, 5/31/12	7.54%
Freddie Mac, 5.5%, 9/15/11	7.50%
US Treasury Note, 4%, 11/15/12	6.21%
US Treasury Note, 5.125%, 6/30/11	5.32%
Fannie Mae, 4.625%, 10/15/13	5.04%
Fannie Mae MBS #745147, 4.5%, 12/1/35	4.38%
Fannie Mae, 4.75%, 2/21/13	3.78%
Freddie Mac, 4.5%, 7/15/13	3.77%
US Treasury Note, 4.25%, 8/15/14	3.76%

Management’s Discussion of Fund Performance (continued)

MADISON MOSAIC CORE BOND FUND

Madison Mosaic Core Bond Fund rose 3.43% for the twelve months ended December 31, 2009. Over the same period, the Lipper Intermediate Investment Grade Index rose 14.30%. This performance gap was largely a quality story, as the fund’s preference for high-quality bonds made a dramatic difference. After outperforming its peer index in 2008, 2009 was the opposite. As tracked by Barclay’s, corporate bonds rated AAA rose 1.9% for the year, while the lowest categories, CAA and CA-D, rose 89.8% and 136.3% respectively. The fund did not have exposure to these lowest-rated, highest-risk categories. While BBB bonds as a group rose double digits, our exposure at year end to this category, the lowest rated bonds we held, was a conservative 6.2%.

At period end, the fund’s duration was 4.13 years, while its 30-day yield was 2.23%. The duration of the fund rose during the period, from a start point of 3.20 years, as we continue to seek the sweet spot on the yield curve which can produce strong returns without undue risk.

The fund began the period with 31.3 % invested in corporate bonds. Over the course of the year, this grew modestly to 33.5%. At period end, the fund had 36.0% of its assets in Treasuries and U.S. Government Agency Notes, and 26.2% in higher-quality agency mortgage-backed securities.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009
FOR MADISON MOSAIC CORE BOND FUND
% of net assets
US Treasury Note, 3.75%, 11/15/18	10.40%
US Treasury Note, 4.25%, 8/15/14	7.34%
US Treasury Note, 5.125%, 6/30/11	3.40%
US Treasury Note, 1.875%, 2/28/14	3.15%
Ginnie Mae MBS #698089, 4%, 4/15/39	2.86%
Fannie Mae MBS #889260, 5%, 4/1/38	2.60%
Freddie Mac, 5%, 2/16/17	2.18%
Freddie Mac MBS #J07302, 4.5%, 4/1/23	2.15%
US Treasury Note, 3.875%, 5/15/18	2.15%
Fannie Mae MBS #745355, 5%, 3/1/36	2.15%

Management’s Discussion of Fund Performance (concluded)

Comparison of Changes in the Value of a $10,000 Investment

Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

The Lipper Intermediate Investment Grade Index secondary benchmark for the Core Bond Fund, which represents peer group data within the fund’s discipline, will not be provided in future reports. As of the date of this report, no replacement secondary benchmark has been identified.

Madison Mosaic Income Trust December 31, 2009
Government Fund • Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		US GOVERNMENT & AGENCY OBLIGATIONS: 96.1% of net assets

		MORTGAGE BACKED SECURITIES: 16.6%
Aaa	AAA	Fannie Mae, Mortgage Pool #555345, 5.5%, 2/1/18	$33,596	$35,726
Aaa	AAA	Fannie Mae, Mortgage Pool #555545, 5%, 6/1/18	63,415	66,821
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	14,523	15,696
Aaa	AAA	Fannie Mae, Mortgage Pool #254346, 6.5%, 6/1/32	14,504	15,676
Aaa	AAA	Fannie Mae, Mortgage Pool #254405, 6%, 8/1/32	27,064	28,929
Aaa	AAA	Fannie Mae, Mortgage Pool #745147, 4.5%, 12/1/35	187,862	188,469
Aaa	AAA	Fannie Mae, Mortgage Pool #953589, 5.5%, 1/1/38	62,754	65,771
Aaa	AAA	Freddie Mac, Mortgage Pool #E90778, 5.5%, 8/1/17	27,731	29,524
Aaa	AAA	Freddie Mac, Mortgage Pool #G13342, 4.5%, 11/1/23	78,095	80,472
Aaa	AAA	Freddie Mac, Mortgage Pool #C01364, 6.5%, 6/1/32	16,002	17,284
Aaa	AAA	Ginnie Mae, Mortgage Pool #2483, 7%, 9/20/27	8,777	9,727
Aaa	AAA	Ginnie Mae, Mortgage Pool #676516, 6%, 2/15/38	59,891	63,352
Aaa	AAA	Ginnie Mae, Mortgage Pool #698089, 4%, 4/15/39	98,548	95,414

		US GOVERNMENT AGENCY NOTES: 46.3%
Aaa	AAA	Fannie Mae, 6.625%, 11/15/10	105,000	110,583
Aaa	AAA	Fannie Mae, 6%, 5/15/11	100,000	107,094
Aaa	AAA	Fannie Mae, 6.125%, 3/15/12	100,000	110,283
Aaa	AAA	Fannie Mae, 4.875%, 5/18/12	100,000	107,980
Aaa	AAA	Fannie Mae, 3.625%, 2/12/13	150,000	157,443
Aaa	AAA	Fannie Mae, 4.75%, 2/21/13	150,000	162,736
Aaa	AAA	Fannie Mae, 4.375%, 7/17/13	150,000	160,939
Aaa	AAA	Fannie Mae, 4.625%, 10/15/13	200,000	216,913
Aaa	AAA	Federal Home Loan Bank, 4%, 9/6/13	150,000	159,423
Aaa	AAA	Freddie Mac, 5%, 10/18/10	155,000	160,214
Aaa	AAA	Freddie Mac, 3.125%, 10/25/10	50,000	51,047
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	300,000	322,278
Aaa	AAA	Freddie Mac, 4.5%, 7/15/13	150,000	162,021

		US TREASURY NOTES: 33.2%
Aaa	AAA	US Treasury Note, 5.125%, 6/30/11	215,000	228,530
Aaa	AAA	US Treasury Note, 4.75%, 5/31/12	300,000	324,071
Aaa	AAA	US Treasury Note, 4%, 11/15/12	250,000	267,129
Aaa	AAA	US Treasury Note, 4.25%, 8/15/14	150,000	161,871
Aaa	AAA	US Treasury Note, 4.5%, 5/15/17	90,000	96,237
Aaa	AAA	US Treasury Note, 3.75%, 11/15/18	350,000	350,082

		TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $4,022,652)		$4,129,735

The Notes to Financial Statements are an integral part of these statements.

Government Fund • Portfolio of Investments • December 31, 2009 (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		REPURCHASE AGREEMENT: 3.2% of net assets
		With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $140,373 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $137,619 (Cost $137,619)		$137,619

		TOTAL INVESTMENTS: 99.3% of net assets (Cost $4,160,271)		$4,267,354

		CASH AND RECEIVABLES LESS LIABILITIES: 0.7% of net assets		32,292

		NET ASSETS: 100%		$4,299,646

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust December 31, 2009
Core Bond Fund • Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		CORPORATE DEBT SECURITIES: 33.5% of net assets

		BANKS: 1.7%
A2	A	Bank of America, 4.875%, 9/15/12	$100,000	$104,850
A2	A+	Wells Fargo & Co., 4.95%, 10/16/13	100,000	104,755

		CHEMICALS: 0.9%
A2	A	DuPont, 4.75%, 11/15/12	100,000	107,414

		COMPUTERS & PERIPHERAL: 1.7%
A2	A	Hewlett-Packard Co., 5.5%, 3/1/18	100,000	106,509
A1	A+	IBM Corp, 4.75%, 11/29/12	100,000	107,508

		CONSUMER DISCRETIONARY: 4.3%
Baa1	BBB+	Comcast Corp., 5.3%, 1/15/14	100,000	106,826
A2	A	Costco Wholesale Corp., 5.5%, 3/15/17	100,000	106,887
A3	A	McDonald’s Corp., 5.35%, 3/1/18	100,000	107,400
A2	A+	Target Corp., 5.875%, 3/1/12	100,000	108,407
Aa2	AA	Wal-Mart Stores, Inc., 4.75%, 8/15/10	100,000	102,829

		CONSUMER STAPLES: 4.3%
Aa2	A+	Bottling Group LLC, 4.625%, 11/15/12	100,000	107,270
A3	BBB+	Kellogg Co., 6.6%, 4/1/11	100,000	106,680
Baa2	BBB+	Kraft Foods Inc., 5.625%, 11/1/11	100,000	106,253
A1	A+	Sysco Corp., 5.25%, 2/12/18	100,000	104,582
A2	A+	Walgreen Co., 4.875%, 8/01/13	100,000	107,472

		ENERGY: 1.7%
A1	A	Conoco Funding Corp., 6.35%, 10/15/11	100,000	108,842
Baa2	BBB	Valero Energy Corp., 6.875%, 4/15/12	100,000	109,246

		FINANCIALS: 5.0%
A2	BBB+	American Express Co., 5.875%, 5/2/13	100,000	107,397
Aa1	AA	BP Capital Markets PLC., 3.875%, 3/10/15	100,000	102,862
Aa2	AA+	General Electric Capital Corp., 4.8%, 5/1/13	100,000	104,607
A1	A	Goldman Sachs, 5.75%, 10/1/16	100,000	105,548
A1	A	JP Morgan Chase, 5.25%, 5/1/15	100,000	104,190
Aa3	A+	US Bancorp, 4.2%, 5/15/14	100,000	103,907

		HEALTH CARE: 2.5%
A1	AA	Abbott Laboratories, 5.6%, 11/30/17	100,000	108,775
A1	AA	Eli Lilly & Co., 4.2%, 3/6/14	100,000	104,997
Baa1	A-	UnitedHealth Group, 5%, 8/15/14	100,000	103,677

The Notes to Financial Statements are an integral part of these statements.

Core Bond Fund • Portfolio of Investments • December 31, 2009 (continued)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		INDUSTRIAL: 0.9%
Aa3	AA-	United Parcel, 5.5%, 1/15/18	$100,000	$107,965

		INSURANCE: 2.3%
A3	A-	Allstate Corp., 6.2%, 5/16/14	100,000	110,698
Aa2	AAA	Berkshire Hathaway Inc., 4.85% , 1/15/15	100,000	107,184
Baa2	BBB	Markel Corp., 6.8%, 2/15/13	75,000	75,852

		LEISURE & TOURISM: 0.9%
A2	A	Walt Disney Co., 6.375%, 3/1/12	100,000	109,286

		OIL: 2.0%
Baa1	BBB+	Devon Energy Corp., 6.3%, 1/15/19	125,000	139,425
Baa1	BBB+	Marathon Oil Corp., 6.5%, 2/15/14	100,000	110,717

		PHARMACEUTICALS: 0.9%
A1	AA	Pfizer, Inc., 5.35%, 3/15/15	100,000	109,415

		TECHNOLOGY: 1.8%
A1	A+	Cisco Systems, Inc., 5.5%, 2/22/16	100,000	109,934
A2	A	Oracle Corp., 4.95%, 4/15/13	100,000	107,387

		TELECOMMUNICATIONS: 0.9%
Baa1	BBB+	AT&T Broadband, 8.375%, 3/15/13	27,000	31,145
Baa2	A	Verizon New England, 6.5%, 9/15/11	75,000	79,972

		UTILITIES: 1.7%
Baa2	A-	Dominion Resources Inc., 5.7%, 9/17/12	75,000	81,097
A1	A+	National Rural Utilities, 4.75%, 3/1/14	100,000	106,307
A2	A-	Wisconsin Power & Light, 7.625%, 3/1/10	25,000	25,082

		TOTAL CORPORATE DEBT SECURITIES (Cost $3,998,024)		$4,171,156

		MORTGAGE BACKED SECURITIES: 26.2% of net assets
Aaa	AAA	Fannie Mae, Mortgage Pool #725341, 5%, 2/1/19	50,918	53,653
Aaa	AAA	Fannie Mae, Mortgage Pool #745406, 6%, 3/1/21	77,733	83,318
Aaa	AAA	Fannie Mae, Mortgage Pool #837199, 5.5%, 3/1/21	89,480	94,958
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	19,364	20,929
Aaa	AAA	Fannie Mae, Mortgage Pool #745147, 4.5%, 12/1/35	187,862	188,469
Aaa	AAA	Fannie Mae, Mortgage Pool #745275, 5%, 2/1/36	196,506	202,074
Aaa	AAA	Fannie Mae, Mortgage Pool #745355, 5%, 3/1/36	261,156	268,555
Aaa	AAA	Fannie Mae, Mortgage Pool #745516, 5.5%, 5/1/36	89,651	94,184
Aaa	AAA	Fannie Mae, Mortgage Pool #256514, 6%, 12/1/36	116,882	124,169
Aaa	AAA	Fannie Mae, Mortgage Pool #902070, 6%, 12/1/36	90,120	95,738
Aaa	AAA	Fannie Mae, Mortgage Pool #903002, 6%, 12/1/36	97,911	104,016
Aaa	AAA	Fannie Mae, Mortgage Pool #905805, 6%, 12/1/36	163,355	171,335
Aaa	AAA	Fannie Mae, Mortgage Pool #953589, 5.5%, 1/1/38	62,754	65,771

The Notes to Financial Statements are an integral part of these statements.

Core Bond Fund • Portfolio of Investments • December 31, 2009 (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		MORTGAGE BACKED SECURITIES (continued)
Aaa	AAA	Fannie Mae, Mortgage Pool #965649, 6%, 1/1/38	$72,072	$76,464
Aaa	AAA	Fannie Mae, Mortgage Pool #889260, 5.0%, 4/1/38	316,527	325,248
Aaa	AAA	Freddie Mac, Mortgage Pool #G11911, 5%, 2/1/21	121,659	127,928
Aaa	AAA	Freddie Mac, Mortgage Pool #J07302, 4.5%, 4/1/23	261,327	269,278
Aaa	AAA	Freddie Mac, Mortgage Pool #G13342, 4.5%, 11/1/23	156,191	160,943
Aaa	AAA	Freddie Mac, Mortgage Pool #A51727, 6%, 8/1/36	113,963	121,175
Aaa	AAA	Freddie Mac, Mortgage Pool #C02660, 6.5%, 11/1/36	95,026	101,841
Aaa	AAA	Freddie Mac, Mortgage Pool #G04815, 5%, 9/1/38	167,841	172,325
Aaa	AAA	Ginnie Mae, Mortgage Pool #698089, 4.0%, 4/15/39	369,555	357,801

		TOTAL MORTGAGE BACKED SECURITIES (Cost $3,211,715)		$3,280,172

		US GOVERNMENT AGENCY NOTES: 6.2% of net assets
Aaa	AAA	Freddie Mac, 5%, 10/18/10	150,000	155,046
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	235,000	252,451
Aaa	AAA	Freddie Mac, 2.5%, 4/8/13	100,000	100,503
Aaa	AAA	Freddie Mac, 5%, 2/16/17	250,000	272,142

		TOTAL US GOVERNMENT AGENCY NOTES (Cost $759,334)		$780,142

		US TREASURY NOTES: 29.8% of net assets
Aaa	AAA	US Treasury Note, 1.75%, 3/31/10	150,000	150,627
Aaa	AAA	US Treasury Note, 5.125%, 6/30/11	400,000	425,172
Aaa	AAA	US Treasury Note, 1.875%, 2/28/14	400,000	393,532
Aaa	AAA	US Treasury Note, 4.25%, 8/15/14	850,000	917,270
Aaa	AAA	US Treasury Note, 4.25%, 11/15/17	100,000	104,844
Aaa	AAA	US Treasury Note, 3.875%, 5/15/18	265,000	269,161
Aaa	AAA	US Treasury Note, 3.75%, 11/15/18	1,300,000	1,300,305
Aaa	AAA	US Treasury Note, 5.375%, 2/15/31	150,000	165,797

		TOTAL US TREASURY NOTES (Cost $3,750,876)		$3,726,708

		REPURCHASE AGREEMENT: 2.6% of net assets
		With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $331,999 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $325,486 (Cost $325,486)		325,486

		TOTAL INVESTMENTS: 98.3% of net assets (Cost $12,045,435)		$12,283,664

		CASH AND RECEIVABLES LESS LIABILITIES: 1.7% of net assets		217,461

		NET ASSETS: 100%		$12,501,125

Notes to the Portfolio of Investments:

* – Unaudited; Moody’s – Moody’s Investor Services, Inc.; S&P – Standard & Poor’s Corporation

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust December 31, 2009
Statements of Assets and Liabilities

	Government Fund	Core Bond Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$4,129,735	$11,958,178
Repurchase agreements	137,619	325,486
Total investments*	4,267,354	12,283,664
Receivables
Interest	35,547	112,726
Capital shares sold	--	116,837
Total assets	4,302,901	12,513,227

LIABILITIES
Payables
Dividends	360	1,350
Capital shares redeemed	645	8,502
Auditor fees	2,000	2,000
Independent trustee fees	250	250
Total liabilities	3,255	12,102

NET ASSETS	$4,299,646	$12,501,125

Net assets consists of:
Paid in capital	$4,192,746	$12,559,282
Accumulated net realized losses	(183)	(296,386)
Net unrealized appreciation on investments	107,083	238,229
Net Assets	$4,299,646	$12,501,125

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	404,548	1,849,910

NET ASSET VALUE PER SHARE	$10.63	$6.76
*INVESTMENT SECURITIES, AT COST	$4,160,271	$12,045,435

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust

Statements of Operations

For the year ended December 31, 2009

	Government Fund	Core Bond Fund
INVESTMENT INCOME (Note 1)
Interest income	$144,888	$396,303

EXPENSES (Notes 3 and 5)
Investment advisory fees	17,908	41,242
Other expenses:
Service agreement fees	8,036	25,431
Auditor fees	3,500	4,500
Independent trustee fees	1,000	1,000
Other	250	250
Total other expenses	12,786	31,181
Total expenses	30,694	72,423

NET INVESTMENT INCOME	114,194	323,880

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investments	28,453	(10,178)
Change in net unrealized appreciation (depreciation) of investments	(96,261)	76,240

NET GAIN (LOSS) ON INVESTMENTS	(67,808)	66,062

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,386	$389,942

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust

Statements of Changes in Net Assets

For the period indicated

	Government Fund		Core Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$114,194	$110,824	$323,880	$190,251
Net realized gain (loss) on investments	28,453	39,402	(10,178)	30,122
Net unrealized appreciation (depreciation) on investments	(96,261)	140,133	76,240	80,212
Net increase in net assets resulting from operations	46,386	290,359	389,942	300,585

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(114,194)	(110,824)	(323,880)	(190,251)
From net capital gains	(13,052)	--	--	--
Total distributions	(127,246)	(110,824)	(323,880)	(190,251)

CAPITAL SHARE TRANSACTIONS (Note 7)	(690,825)	1,905,512	7,247,526	554,376

NET INCREASE (DECREASE) IN NET ASSETS	(771,685)	2,085,047	7,313,588	664,710

NET ASSETS
Beginning of period	$5,071,331	$2,986,284	$5,187,537	$4,522,827
End of period	$4,299,646	$5,071,331	$12,501,125	$5,187,537

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.81	$10.30	$9.94	$9.95	$10.16
Investment operations:
Net investment income	0.27	0.32	0.33	0.31	0.28
Net realized and unrealized gain (loss) on investments	(0.15)	0.51	0.36	(0.01)	(0.21)
Total from investment operations	0.12	0.83	0.69	0.30	0.07
Less distributions:
From net investment income	(0.27)	(0.32)	(0.33)	(0.31)	(0.28)
From net capital gains	(0.03)	--	--	--	--
Total distribution	(0.30)	(0.32)	(0.33)	(0.31)	(0.28)
Net asset value, end of period	$10.63	$10.81	$10.30	$9.94	$9.95
Total return (%)	1.19	8.17	7.10	3.07	0.69
Ratios and supplemental data
Net assets, end of period (in thousands)	$4,300	$5,071	$2,986	$3,055	$3,248
Ratio of expenses to average net assets (%)	0.69	0.78	1.15	1.19	1.19
Ratio of net investment income to average net assets (%)	2.55	3.00	3.30	3.11	2.75
Portfolio turnover (%)	38	67	18	41	43

CORE BOND FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.74	$6.58	$6.44	$6.46	$6.64
Investment operations:
Net investment income	0.21	0.27	0.26	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.02	0.16	0.14	(0.02)	(0.18)
Total from investment operations	0.23	0.43	0.40	0.22	0.05
Less distributions from net investment income	(0.21)	(0.27)	(0.26)	(0.24)	(0.23)
Net asset value, end of period	$6.76	$6.74	$6.58	$6.44	$6.46
Total return (%)	3.43	6.80	6.41	3.48	0.77
Ratios and supplemental data
Net assets, end of period (in thousands)	$12,501	$5,188	$4,523	$4,610	$5,602
Ratio of expenses to average net assets (%)	0.70	0.80	1.12	1.10	1.08
Ratio of net investment income to average net assets (%)	3.13	4.18	4.05	3.70	3.49
Portfolio turnover (%)	16	36	41	60	60

Net asset value figures are based on average daily shares outstanding during the year.

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers four portfolios, each of which is a diversified mutual fund. This report contains information about two of these portfolios, the Madison Mosaic Government Fund and the Madison Mosaic Core Bund Fund (collectively, the "Funds"). Their objectives and strategies are detailed in their prospectus. The remaining Trust portfolios present their financial information in a separate report.

Securities Valuation: The Funds adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements effective January 2008. Fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Funds utilize a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Funds’ investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents the Funds’ investments carried on the Statements of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2009:

Fund	Level 1	Level 2	Level 3	Value at 12/31/2009
Government
Mortgage Backed Securities	$--	$712,861	$--	$712,861
U.S. Government Agency Notes	--	1,988,954	--	1,988,954
U.S. Treasury Notes	--	1,427,920	--	1,427,920
Repurchase Agreement	--	137,619	--	137,619
Total	$--	$4,267,354	$--	$4,267,354

Madison Mosaic Income Trust

Notes to Financial Statements (continued)

Fund	Level 1	Level 2	Level 3	Value at 12/31/2009
Core Bond
Corporate Debt Securities	$--	$4,171,156	$--	$4,171,156
Mortgage Backed Securities	--	3,280,172	--	3,280,172
U.S. Government Agency Notes	--	780,142	--	780,142
U.S. Treasury Notes	--	3,726,708	--	3,726,708
Repurchase Agreement	--	325,486	--	325,486
Total	$--	$12,283,664	$--	$12,283,664
Please see the Portfolio of Investments for each Fund for a listing of all securities within each caption.

In March 2008, FASB issued guidance regarding enhanced disclosures about funds’ derivative and hedging activities. Management has determined that there is no impact on the Funds’ financial statements as the Funds currently do not hold derivative financial instruments.

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Funds will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2009 and 2008 was as follows:

	2009	2008
Government Fund:
Distributions paid from:
Ordinary income	$114,194	$110,824
Long-term capital gains	13,052	--
Core Bond Fund:
Distributions paid from ordinary income	$323,880	$190,251

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Net unrealized appreciation on investments	$106,900
Core Bond Fund:
Accumulated net realized losses	$(296,306)
Net unrealized appreciation on investments	238,149
$(58,157)

Madison Mosaic Income Trust

Notes to Financial Statements (continued)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of FASB guidance on accounting for uncertainty in income taxes. The implementation of this guidance resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2009, the Core Bond Fund had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Core Bond Fund
December 31, 2010	$243,364
December 31, 2013	20,428
December 31, 2014	22,383
December 31, 2017	10,131

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2009 fiscal year have been identified and appropriately reclassified. In the Core Bond Fund, permanent differences relating to the expiration of capital loss carryovers totaling $12,901 was reclassified from accumulated net realized losses to paid in capital.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2009, the Government Fund had a 0.7% interest and the Core Bond Fund had a 1.6% interest in the consolidated repurchase agreement of $20,368,715 collateralized by $20,776,263 in Fannie Mae Mortgaged Backed Security Notes. Proceeds at maturity were $20,368,738.

3. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, Inc. ("MIA") and Madison Mosaic, LLC, a wholly owned subsidiary of MIA (together, the "Adviser"), earned an advisory fee equal to 0.40% per annum of the average net assets of each Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Madison Mosaic Income Trust

Notes to Financial Statements (continued)

	Purchases	Sales
Government Fund:
U.S. Gov’t securities	$1,577,405	$2,006,664
Core Bond Fund:
U.S. Gov’t securities	$6,043,346	$1,145,155
Other	2,736,046	316,883

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This fee was 0.28% for the Government Fund and 0.30% for the Core Bond Fund. The direct expenses paid by the Funds and referenced below come out of this fee.

The Funds pay the expenses of the Funds’ Independent Trustees and auditors directly. For the year ended December 31, 2009, these fees amounted to $1,000 and $3,500, respectively, for the Government Fund and $1,000 and $4,500, respectively, for the Core Bond Fund.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2009:

	Government Fund	Core Bond Fund
			Aggregate Cost	$4,160,454	$12,045,515
Gross unrealized appreciation	123,122	302,088
Gross unrealized depreciation	(16,222)	(63,939)
Net unrealized appreciation	$106,900	$238,149

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2009	2008
In Dollars
Shares sold	$1,645,312	$4,267,608
Shares issued in reinvestment of dividends	122,057	101,420
Total shares issued	1,767,369	4,369,028
Shares redeemed	(2,458,194)	(2,463,516)
Net increase (decrease)	$(690,825)	$1,905,512

	Year Ended December 31,
Government Fund (cont.)	2009	2008
In Shares
Shares sold	152,832	405,160
Shares issued in reinvestment of dividends	11,384	9,693
Total shares issued	164,216	414,853
Shares redeemed	(228,740)	(235,724)
Net increase (decrease)	(64,524)	179,129

	Year Ended December 31,
Core Bond Fund	2009	2008
In Dollars
Shares sold	$11,222,498	$1,090,514
Shares issued in reinvestment of dividends	307,135	170,361
Total shares issued	11,529,633	1,260,875
Shares redeemed	(4,282,107)	(706,499)
Net increase	$7,247,526	$554,376

In Shares
Shares sold	1,669,385	166,397
Shares issued in reinvestment of dividends	45,482	23,720
Total shares issued	1,714,867	190,117
Shares redeemed	(634,993)	(107,709)
Net increase	1,079,874	82,408

8. Line of Credit. The Government Fund has a $1 million and the Core Bond Fund has a $3.5 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2009, neither Fund borrowed on their respective lines of credit.

9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Madison Mosaic Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Income Trust (the "Trust"), including the Government Fund and Core Bond Fund (collectively, the "Funds"), as of December 31, 2009 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2009, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton, LLP

(signature)
Chicago, Illinois
February 25, 2010

Other Information

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2009 and held for the six-months ended December 31, 2009.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Government Fund	$1,000.00	$1,012.99	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,025.69	0.70%	$3.61
1For the six-months ended December 31, 2009.2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is neither Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in either Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Government Fund	$1,000.00	$1,025.47	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,025.47	0.70%	$3.58
1For the six-months ended December 31, 2009.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Other Information (continued)

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal. The Trustees considered a number of factors when the Board most recently approved the advisory contract between the Adviser and the Trust in July 2009.Rather than providing you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it most recently approved the advisory contract:

With regard to the investment performance of each fund and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices. In particular, the Board recognized that the Adviser’s core philosophy to "participate and protect" (with the intent of participating in market rallies and protecting shareholder value during market declines) can result in underperformance when more risky securities and cyclical sectors are in favor. In keeping to its convictions, the Board recognized that the Adviser’s philosophy generally resulted in both peer and benchmark outperformance for the year ended June 30, 2009 by both equity and fixed-income portfolios (non-money market) during a time of market turmoil of historic proportions.

With regard to fixed-income performance in particular, the Adviser explained its active bond management style and its goal of protecting shareholders during periods of rising interest rates. The Adviser explained that, in the long-term, it believes this philosophy is in the best interest of fixed-income fund shareholders and is in accordance with applicable prospectus disclosures of investment objectives and policies for such funds. The Adviser presented information demonstrating how recent performance for the Madison Mosaic fixed-income funds was ahead of applicable indices and reported to the Board that these funds were performing in accordance with their stated investment objectives and policies.

Other Information (continued)

A comprehensive discussion of fund performance and market conditions followed.

The officers of the Adviser discussed the Adviser’s methodology for arriving at the peer groups and indices used for performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each portfolio in the various Madison Mosaic mutual funds (collectively with the Trust referred to as the "Trusts") based on the portfolio’s asset size and investment objective for the last year. Officers of the Adviser discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry.

As in past years, the Trustees recognized that each Madison Mosaic fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Trusts (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Adviser did not neglect its management responsibilities for the Trusts in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Adviser was not unreasonably high. With these considerations in mind, the Board compared the Adviser’s fee schedule for separately managed accounts with the fees paid by the Trusts. The Trustees recognized that the Adviser provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with the Trusts, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Trusts’ total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Madison Mosaic represents only a few hundred million dollars of assets out of the multiple billions of assets managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Trusts are profitable to the Adviser at the margin because such salaries and fixed costs are proportionately paid from revenue generated by management of the remaining assets. The Trustees reviewed a profitability analysis of the funds. In reviewing such matters, the Trustees understood, and the Adviser confirmed, that for purposes of

Other Information (continued)

the profitability analyses prepared for the written materials presented to the Trustee, excluded were the cost of salaries and benefits of portfolio managers and most other Advisory personnel other than the few whose duties were solely dedicated to Trust administration. As such, the Adviser’s profit margins would be much lower had a pro-rata portion of the compensation-related expenses of all personnel involved in some way with fund management and Advisory firm overhead had been factored into the analyses. However, the Adviser confirmed that although the fees paid by the Trusts at their present size might not be sufficient to profitably support a "stand-alone" mutual fund complex, the funds are reasonably profitable to the Adviser as part of its larger, diversified organization.

The Trustees recognized that Madison Mosaic’s reputation benefited the Adviser’s reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Adviser, are managed with the attention given to other firm clients and are not treated as "loss leaders."

A general and detailed discussion regarding fees followed. As part of the Board’s review of the costs of services and the profits to be realized by the Adviser, the Board considered the scope, reasonableness and propriety of the securities research and any so-called "soft dollar" benefits that the Adviser receives in connection with brokerage transactions on behalf of the Trusts.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss economies of scale for any funds.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Adviser pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include FINRA regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

The Board then asked the Adviser if there was anything else not provided in written Board materials or orally presented to the Board for consideration that the Adviser wished to disclose in connection with the proposed renewal of the investment advisory agreements between it and the applicable Trusts. Representatives of the Adviser confirmed that there were no additional matters for the Trustees to consider.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that the Adviser’s contract should be renewed for another year.

Trustees and Officers

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001- Present
Madison Investment Advisors, Inc. ("MIA"), Managing Director and Vice President, 1986 - Present; Madison Asset Management, LLC ("MAM"), Director and Vice President, 2004 - Present; Madison Mosaic, LLC, President, 1996 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIA, Founder, President and Director, 1973 - Present; MAM, President and Director, 2004 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present

Madison Mosaic Funds (13), Madison Strategic Sector Premium Fund, and Madison/Claymore Covered Call & Equity Strategy Fund, 1996 - Present; Capitol Bank of Madison, WI, 1995 -Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIA, Managing Director and Vice President, 1990 - Present; MAM, Director, 2009 - Present; Madison Mosaic, LLC, Vice President, 1996 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2004 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIA, Managing Director, Head of Fixed Income, 2005 - Present; Madison Mosaic Funds (13 funds, including the Trust), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

Trustees and Officers (concluded)

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Greg D. Hoppe 1969	Treasurer, 2009 - Present Chief Financial Officer, 1999 - 2009
MIA, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic, LLC, Vice President, 1999 - Present; Madison Mosaic Funds (13 funds, including the Trust), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MAM, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005; Madison Mosaic Funds (13 funds, including the Trust), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present Corporate Counsel and Assistant Secretary, 2009 - Present General Counsel and Secretary, 1992 - 2009
MIA, MAM, Madison Scottsdale, LC (an affiliated investment advisory firm of MIA) and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 - 2009; Chief Compliance Officer and Corporate Counsel, 2009 - Present; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of MIA), LLC, General Counsel, 1996 - 2009; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, General Counsel, Chief Compliance Officer, 1992 - 2009; Chief Compliance Officer, Corporate Counsel, Secretary and Assistant Secretary, 2009 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIA, MAM, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; Madison Mosaic Funds (13 funds, including the Trust), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Trustees and Officers (concluded)

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	46
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	46
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 - 2001	46
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this Annual Report, the Fund Complex consists of the Trust with 4 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 19 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 46 separate portfolios in the Fund Complex.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

(Madison Mosaic logo)
Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

ANNUAL REPORT

December 31, 2009

Madison Mosaic

   Income Trust

   Institutional Bond Fund
   Corporate Income Shares (COINS) Fund

(logo) Madison Mosaic Funds (TM)

www.mosaicfunds.com

Contents

Management’s Discussion of Fund Performance
Outlook	1
Fund Overview	2
Comparison of Changes in the Value of an Investment	4
Portfolio of Investments
Institutional Bond Fund	5
Corporate Income Shares (COINS) Fund	7
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	17
Other Information	18
Trustees and Officers	22

Management’s Discussion of Fund Performance

Bond investors in 2009 found themselves in an investment environment radically different than the year preceding. After a year of risk avoidance, the fixed income market experienced euphoria as investors moved away from riskless assets into investment grade and higher yielding corporate bonds. Leery of the punishing stock market losses of 2008 and facing tiny returns in money markets, investors sent a record of some $400 billion of new money into bond mutual funds. Over the same period, domestic stock funds showed a net loss of investment dollars.

In a reversal of 2008, when a flight to safety rewarded investors in the most conservative bonds, 2009 produced a strong disparity of returns favoring lower-quality and riskier bonds. Barclay’s High Yield Index, a proxy for riskier bonds, lost -26.5% in 2008 but gained 58.2% in 2009. The Barclay’s Treasury Index, reflecting the most trusted bonds issued by the government, rose 13.7% in 2008, but fell -3.6% in 2009.

The trend towards low- quality bonds and the quest for yield at all costs was challenging for the funds. The funds have a mandate to hold high-quality bonds, and retains an objective of seeking to protect shareholders from the sort of losses that many bonds and bond funds suffered in 2008. In 2009, this strategy did not allow us to keep up with funds invested in riskier assets.

The year 2009 began with a continuation of problems from 2008, an environment that continued to favor the safety of Treasury bonds. Equity markets fell another 25% through the first week of March and credit markets remained mostly frozen as investors awaited the results of the mandatory bank stress tests. But in mid-March, comments from Treasury officials downplayed the possibility of bank nationalization and the results of the stress tests indicated most of the large financial institutions had enough capital and the markets reversed course. Stocks began a multi-month run that pushed the stock market well into positive territory for the year. Corporate bonds responded in kind, with both high-yield and low- quality investment grade sectors posting strong returns through the remainder of the year, signaling that risk taking had returned.

Outlook

Our biggest concern looking forward is interest rate risk as we observe the seemingly endless growth of government deficit spending and with it the rapid increase in Treasury debt issuance. With foreign investors pulling back on their dollar-denominated investments and the huge increase in retail purchase of bond funds, where will the capital come from to finance this debt? It seems that interest rates must rise to continue attracting capital. There seems to be only two ways out: inflation or dollar-devaluation. Neither provides a favorable long-term outcome for fixed income investors.

The economy is on firmer footing and the recession likely ended last summer. However, we fear the recovery will be muted by historical standards. With consumers plagued by unemployment, stagnant home prices, and high debt burdens, consumption spending will not lead the economy in the period ahead as it has in most recoveries. Stronger corporate profits are providing growth through capital expenditures programs and inventory building. This along with fiscal spending should drive economic activity in 2010. But until demand picks up and credit becomes more easily available, small and medium sized businesses will have a tough time justifying investment in new capital equipment.

Inflation remains benign with the year-over-year growth in the Consumer Price Index up 2.7%. Inflation seems likely to remain low for most of 2010, as it will take several quarters of positive economic growth to absorb global excess capacity and high unemployment. However, by later in the year, we expect the market to become more preoccupied with the specter of higher inflation. In our opinion, the Fed, for its part, is unlikely to tighten monetary policy any time soon.

1

Management’s Discussion of Fund Performance (continued)

Thus, we enter the new decade with caution as our mandate. Whereas the last two years have been sector and security selection years, the year ahead seems likely to be dominated by timely interest rate and yield curve decisions. We believe active management of these risks remains as important as ever.

Fund Overview

INSTITUTIONAL BOND FUND

While the fund benefited relative to the Treasury index by owning more non-Treasury securities that offer more yield, its overweight position was not nearly as high as its peers. This caused the fund to take on less risk and underperform. The fund rose 3.99% for the twelve months ended December 31, 2009, while the Lipper Intermediate Investment Grade Index rose 14.30% over the same period. This performance gap was primarily a quality story, recognizing that the fund’s prospectus mandates high-quality bonds. After outperforming its peer index in 2008, 2009 produced the opposite relative performance. The reasons can be seen by looking at the relevant indices. As tracked by Barclay’s, Treasuries, considered the safest bond category, lost -3.6% for the year, while corporate bonds rated AAA rose just 1.9% for the year. Meanwhile, the lowest rated categories for corporate bonds, CAA and CA-D, rose 89.8% and 136.3%, respectively. The fund does not have exposure to these lowest-rated, highest-risk categories. Even BBB bonds, the bonds rated just below investment grade, rose double digits, suggesting that most of our peer group’s outperformance could be explained by holdings of bonds in this and lower-rated tiers.

At period end, the fund’s duration was 3.40 years, while its 30-day yield was 1.25%. The duration rose only slightly from the period’s starting point of 3.23 years, as we continued to seek the sweet spot on the yield curve which can produce strong returns without undue risk. The fund began the year with a 44.4% exposure to corporate bonds and ended the year with 45.4%. At period end, the fund had 28.6% of its assets in Treasuries, and 18.7% in agency bonds.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009
FOR MADISON MOSAIC INSTITUTIONAL BOND FUND
% of net assets
US Treasury Note, 4.875%, 2/15/12	5.30%
US Treasury Note, 4.5%, 2/28/11	5.14%
Fannie Mae, 4.625%, 10/15/14	4.11%
US Treasury Note, 4%, 11/15/12	4.05%
Fed Home Loan Bank, 3.625%, 5/29/13	3.98%
US Treasury Note, 2%, 11/30/13	3.77%
Freddie Mac 2012, 5.125%, 7/15/12	3.71%
Fannie Mae, 3.625%, 8/15/11	3.65%
US Treasury Note, 3.125%, 5/15/19	3.59%
Freddie Mac, 4.5%, 7/15/13	3.28%

Management’s Discussion of Fund Performance (continued)

CORPORATE INCOME SHARES (COINS) FUND

COINS is a corporate bond portfolio designed for exclusive use within separately managed accounts. COINS had a return of 10.58% for the one-year period ended December 31, 2009. This compares to the 14.09% return of the Barclays Intermediate U.S. Credit Index. This underperformance was largely a matter of security selection and quality, as COINS held significantly less exposure to lower-rated triple-B bonds than its benchmark and maintained a shorter, more conservative posture. At the end of the period, the fund held a diversified portfolio of 35 corporate bonds with a composite quality rating of A1 by Moody’s. The fund had an effective duration of 3.79, up from the period start at 3.20 years, with a yield-to-maturity of 3.03%, compared to the period start of 4.15%.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009

FOR COINS FUND

% of net assets
Abbott Laboratories, 5.875%, 5/15/16	2.80%
Cisco Systems Inc., 5.5%, 2/22/16	2.79%
YUM! Brands Inc., 6.25%, 3/15/18	2.77%
Coca-Cola Co., 5.35%, 11/15/17	2.73%
Du Pont, 4.75%, 11/15/12	2.72%
National Rural Utilities, 4.75%, 3/1/14	2.69%
3M Company, 4.5%, 11/1/11	2.68%
Sysco Corp., 5.25%, 2/12/18	2.65%
American Express Co., 4.875%, 7/15/13	2.65%
US Bancorp, 4.2%, 5/15/14	2.63%

2

Management’s Discussion of Fund Performance (concluded)

Comparison of Changes in the Value of an Investment

Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

The Lipper Intermediate Investment Grade Index secondary benchmark for the Institutional Bond Fund, which represents peer group data within the fund’s discipline, will not be provided in future reports. As of the date of this report, no replacement secondary benchmark has been identified.

3

Madison Mosaic Income Trust December 31, 2009
Institutional Bond Fund • Portfolio of Investments
CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		CORPORATE DEBT SECURITIES: 45.4% of net assets

		BANKS: 1.9%
A2	A	Bank of America, 4.875%, 9/15/12	$450,000	$471,827

		CHEMICALS: 1.7%
A2	A	DuPont Ei Nemour, 3.25%, 1/15/15	450,000	446,297

		COMPUTERS & PERIPHERAL: 3.7%
A2	A	Hewlett-Packard Co., 5.25%, 3/1/12	450,000	483,012
A1	A+	IBM Corp, 4.75%, 11/29/12	450,000	483,784

		CONSUMER DISCRETIONARY: 4.4%
A2	A	Costco Wholesale Corp. 5.3%, 3/15/12	250,000	269,831
A3	A	McDonald’s Corp., 5.35%, 3/1/18	250,000	268,500
A2	A+	Target Corp., 5.875%, 3/1/12	450,000	487,830
Aa2	AA	Wal-Mart Stores, Inc., 4.55%, 5/1/13	125,000	133,285

		CONSUMER STAPLES: 6.1%
Aa3	A+	Coca-Cola Co., 4.875%, 3/15/19	250,000	260,901
Aa2	A+	Pepsico Inc., 4.65%, 2/15/13	125,000	133,618
Aa3	AA-	Proctor & Gamble Co., 4.7%, 2/15/19	350,000	358,951
A1	A+	Sysco Corp., 5.25%, 2/12/18	367,000	383,817
A2	A+	Walgreen Co., 4.875%, 8/01/13	125,000	134,341
A2	A+	Walgreen Co., 5.25%, 1/15/19	325,000	345,514

		ENERGY: 1.0%
A1	A	Conoco Funding Co., 6.35%, 10/15/11	250,000	272,106

		FINANCIALS: 13.3%
A3	BBB+	American Express Co., 4.875%, 7/15/13	450,000	469,900
Aa1	AA	BP Capital Markets PLC, 3.875%, 3/10/15	450,000	462,877
Aa2	AA+	General Electric Capital Corp., 4.25%, 6/15/12	170,000	176,934
Aa2	AA+	General Electric Capital Corp., 4.8%, 5/01/13	280,000	292,900
A1	A	Goldman Sachs, 6.60%, 1/15/12	450,000	489,446
A3	A	Household Finance Co., 6.375%, 10/15/11	70,000	74,478
A1	A	JP Morgan Chase, 5.25%, 5/1/15	450,000	468,856
A2	A	Merrill Lynch & Co., Inc., 5.77%, 7/25/11	125,000	132,192
A2	A	Morgan Stanley, 5.375%, 10/15/15	450,000	465,540
Aa3	A+	US Bancorp, 4.2%, 5/15/14	450,000	467,583

		HEALTH CARE: 3.6%
A1	AA	Abbott Laboratories, 5.6%, 11/30/17	450,000	489,488
A1	AA	Eli Lilly & Co., 4.2%, 3/06/14	450,000	472,486

		INDUSTRIAL: 1.4%
Aa3	AA-	United Parcel, 5.5%, 1/15/18	350,000	377,876

The Notes to Financial Statements are an integral part of these statements.

4

Madison Mosaic Income Trust

Institutional Bond Fund • Portfolio of Investments (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		INSURANCE: 3.7%
A3	A-	Allstate Corp., 6.2%, 5/16/14	$450,000	$498,140
Aa2	AAA	Berkshire Hathaway Inc., 4.85%, 1/15/15	450,000	482,329

		OIL: 0.8%
A1	A	ConocoPhillips, 4.6%, 1/15/15	200,000	212,636

		TECHNOLOGY: 2.0%
A1	A+	Cisco Systems, Inc., 5.25%, 2/22/11	250,000	262,404
A2	A	Oracle Corp., 4.95%, 4/15/13	250,000	268,469

		UTILITIES: 1.8%
A1	A+	National Rural Utilities, 4.75%, 3/1/14	450,000	478,382

		TOTAL CORPORATE DEBT SECURITIES (Cost $11,909,708)		$11,976,530

		US GOVERNMENT & AGENCY OBLIGATIONS: 47.3% of net assets
Aaa	AAA	Fannie Mae, 3.625%, 8/15/11	925,000	964,106
Aaa	AAA	Fannie Mae, 4.625%, 10/15/14	1,000,000	1,084,657
Aaa	AAA	Federal Home Loan Bank, 3.625%, 5/29/13	1,000,000	1,049,477
Aaa	AAA	Freddie Mac, 5.125%, 7/15/12	900,000	978,311
Aaa	AAA	Freddie Mac, 4.50%, 7/15/13	800,000	864,110
Aaa	AAA	US Treasury Note, 3.625%, 1/15/10	75,000	75,042
Aaa	AAA	US Treasury Note, 1.75%, 3/31/10	450,000	451,881
Aaa	AAA	US Treasury Note, 4.5%, 2/28/11	1,300,000	1,357,333
Aaa	AAA	US Treasury Note, 4.875%, 2/15/12	1,300,000	1,399,228
Aaa	AAA	US Treasury Note, 4.0%, 11/15/12	1,000,000	1,068,516
Aaa	AAA	US Treasury Note, 2.0%, 11/30/13	1,000,000	995,001
Aaa	AAA	US Treasury Note, 4.25%, 8/15/14	800,000	863,313
Aaa	AAA	US Treasury Note, 4.5%, 5/15/17	350,000	374,254
Aaa	AAA	US Treasury Note, 3.125%, 5/15/19	1,000,000	947,344

		TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $12,503,351)		$12,472,573

		TOTAL DEBT INSTRUMENTS (Cost $24,413,059)		$24,449,103

		REPURCHASE AGREEMENT: 6.0% of net assets
		With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $1,625,063 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $1,593,187 (Cost $1,593,185)		1,593,185

		TOTAL INVESTMENTS: 98.7% of net assets (Cost $26,006,244)		$26,042,288

		CASH AND RECEIVABLES LESS LIABILITIES: 1.3% of net assets		339,623

		NET ASSETS: 100%		$26,381,911

The Notes to Financial Statements are an integral part of these statements.

5

Madison Mosaic Income Trust December 31, 2009
COINS Fund • Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		CORPORATE DEBT SECURITIES: 94.2% of net assets

		BANKS: 5.8%
A2	A	Bank of America, 4.875%, 9/15/12	$20,000	$20,970
A1	A	Bank One Corp., 7.875%, 8/1/10	20,000	20,855
A2	A+	Wells Fargo & Co., 4.95%, 10/16/13	15,000	15,713

		CHEMICALS: 2.7%
A2	A	DuPont, 4.75%, 11/15/12	25,000	26,853

		COMPUTERS & PERIPHERAL: 4.4%
A2	A	Hewlett-Packard Co., 5.25%, 3/1/12	20,000	21,467
A1	A+	IBM Corp., 4.75%, 11/29/12	20,000	21,502

		CONSUMER DISCRETIONARY: 12.0%
Baa1	BBB+	Comcast Cable, 5.9%, 3/15/16	15,000	16,175
A2	A	Costco Wholesale Corp., 5.3%, 3/15/12	20,000	21,587
A1	A+	Lowe’s Companies, Inc., 8.25%, 6/1/10	20,000	20,644
A3	A	McDonald’s Corp., 5.8%, 10/15/17	10,000	11,069
A2	A+	Target Corp., 5.875%, 7/15/16	20,000	22,031
Baa3	BBB-	YUM! Brands Inc., 6.25%, 3/15/18	25,000	27,314

		CONSUMER STAPLES: 16.9%
Aa2	A+	Bottling Group LLC, 4.625%, 11/15/12	20,000	21,454
Aa3	A+	Coca Cola Co., 5.35%, 11/15/17	25,000	26,974
A3	A	Coca Cola Enterprises, 7.375%, 3/03/14	10,000	11,607
A3	BBB+	Kellogg Co., 6.6%, 4/1/11	15,000	16,002
A2	A	Kimberly-Clark, 6.125%, 8/1/17	10,000	11,103
Baa2	BBB+	Kraft Foods Inc., 6.5%, 8/11/17	10,000	10,867
Aa3	AA-	Proctor & Gamble Co., 4.95%, 8/15/14	20,000	21,782
A1	A+	Sysco Corp., 5.25%, 2/12/18	25,000	26,145
A2	A+	Walgreen Co., 5.25%, 1/15/19	20,000	21,262

		ENERGY: 3.3%
A1	A	Conoco Funding Co., 6.35%, 10/15/11	20,000	21,768
Baa2	BBB	Valero Energy Corp., 6.875%, 4/15/12	10,000	10,925

		FINANCIALS: 17.3%
A3	BBB+	American Express, 4.875%, 7/15/13	25,000	26,106
Aa1	AA	BP Capital Markets PLC, 3.875%, 3/10/15	25,000	25,715
Aa2	AA+	General Electric Capital Corp., 5.4%, 2/15/17	25,000	25,552
A1	A	Goldman Sachs, 5.125%, 1/15/15	20,000	21,038
A1	A	JP Morgan Chase, 5.125%, 9/15/14	5,000	5,279
A2	A	Merrill Lynch & Co., Inc., 6.4%, 8/28/17	15,000	15,810
A2	A	Morgan Stanley, 4.25%, 5/15/10	15,000	15,186
A2	A	Morgan Stanley, 5.375%, 10/15/15	10,000	10,345
Aa3	AA-	US Bancorp, 4.2%, 5/15/14	25,000	25,977

The Notes to Financial Statements are an integral part of these statements.

6

Madison Mosaic Income Trust

COINS • Portfolio of Investments (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY’S	S&P
		HEALTH CARE: 6.0%
A1	AA	Abbott Laboratories, 5.875%, 5/15/16	$25,000	$27,612
A1	AA	Eli Lilly & Co., 6%, 3/15/12	15,000	16,392
Baa1	A-	UnitedHealth Group, 5%, 8/15/14	15,000	15,551

		INDUSTRIAL: 4.9%
Aa2	AA-	3M Company, 4.5%, 11/1/11	25,000	26,477
Aa3	AA-	United Parcel, 5.5%, 1/15/18	20,000	21,593

		INSURANCE: 2.2%
Aa2	AAA	Berkshire Hathaway Inc., 4.85%, 1/15/15	20,000	21,437

		LEISURE & TOURISM: 2.2%
A2	A	Walt Disney Co., 5.7%, 7/15/11	20,000	21,324

		OIL: 3.9%
Baa1	BBB+	Devon Energy Corp., 5.625%, 1/15/14	15,000	16,219
Baa1	BBB+	Marathon Oil Corp., 6.5%, 2/15/14	10,000	11,072
Baa1	BBB+	Marathon Oil Corp., 7.5%, 2/15/19	10,000	11,561

		TECHNOLOGY: 6.1%
A1	A+	Cisco Systems, Inc., 5.5%, 2/22/16	25,000	27,483
Baa2	BBB	Intuit Inc., 5.4%, 3/15/12	10,000	10,630
A2	A	Oracle Corp., 5.75%, 4/15/18	20,000	21,660

		TELECOMMUNICATIONS: 2.7%
A2	A	Bellsouth Corp., 6%, 10/15/11	15,000	16,227
Baa2	A	Verizon New England, 6.5%, 9/15/11	10,000	10,663

		UTILITIES: 3.8%
Baa2	A-	Dominion Resources, 5.7%, 9/17/12	10,000	10,813
A1	A+	National Rural Utilities, 4.75%, 3/1/14	25,000	26,577

		TOTAL CORPORATE DEBT SECURITIES (Cost $871,481)		$930,368

		REPURCHASE AGREEMENT: 4.3% of net assets
		With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $42,802 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $41,962 (Cost $41,962)		41,962

		TOTAL INVESTMENTS: 98.5% of net assets (Cost $913,443)		$972,330

		CASH AND RECEIVABLES LESS LIABILITIES: 1.5% of net assets		14,330

		NET ASSETS: 100%		$986,660

Notes to the Portfolio of Investments:

* – Unaudited;  Moody’s – Moody’s Investor Services, Inc.;  S&P – Standard & Poor’s Corporation

The Notes to Financial Statements are an integral part of these statements.

7

Madison Mosaic Income Trust December 31, 2009
Statements of Assets and Liabilities

	Institutional Bond Fund	COINS Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$24,449,103	$930,368
Repurchase agreements	1,593,185	41,962
Total investments*	26,042,288	972,330
Receivables
Interest	304,140	14,330
Capital shares sold	68,177	--
Total assets	26,414,605	986,660

LIABILITIES
Payables
Dividends	203	--
Capital shares redeemed	30,241	--
Auditor fees	2,000	--
Independent trustee fees	250	--
Total liabilities	32,694	--

NET ASSETS	$26,381,911	$986,660

Net assets consists of:
Paid in capital	26,350,853	$929,228
Accumulated net realized losses	(4,986)	(1,455)
Net unrealized appreciation on investments	36,044	58,887
Net assets	$26,381,911	$986,660

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 7)	2,469,177	92,393

NET ASSET VALUE PER SHARE	$10.68	$10.68

*INVESTMENT SECURITIES, AT COST	$26,006,244	$913,443

The Notes to Financial Statements are an integral part of these statements.

8

Madison Mosaic Income Trust

Statements of Operations

For the year ended December 31, 2009
	Institutional Bond Fund	COINS Fund
INVESTMENT INCOME (Note 1)
Interest income	$211,527	$47,935

EXPENSES (Notes 3 and 5)
Investment advisory fees	23,067	--
Other expenses:
Service agreement fees	9,390	--
Auditor fees	4,500	--
Independent trustee fees	1,000	--
Other	250	--
Total other expenses	15,140	--
Total expenses	38,207	--

NET INVESTMENT INCOME	173,320	47,935

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(4,986)	(1,455)
Change in net unrealized depreciation of investments	(21,031)	48,022

NET GAIN (LOSS) ON INVESTMENTS	(26,017)	46,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,303	$94,502

The Notes to Financial Statements are an integral part of these statements.

9

Madison Mosaic Income Trust

Statements of Changes in Net Assets

For the period indicated

	Institutional Bond Fund		COINS Fund
	Year Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$173,320	$122,678	$47,935	$42,472
Net realized gain (loss) on investments	(4,986)	96,337	(1,455)	579
Net unrealized appreciation (depreciation) on investments	(21,031)	(108,449)	48,022	(3,990)
Net increase in net assets resulting from operations	147,303	110,566	94,502	39,061

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
From net investment income	(173,320)	(122,678)	(47,935)	(42,472)
From net capital gains	--	(19,610)	--	(579)
Total distributions	(173,320)	(142,288)	(47,935)	(43,051)

CAPITAL SHARE TRANSACTIONS (Note 7)	24,253,096	(4,225,975)	(8,090)	315,534

NET INCREASE (DECREASE) IN NET ASSETS	24,227,079	(4,257,697)	38,477	311,544

NET ASSETS
Beginning of period	$2,154,832	$6,412,529	$948,183	$636,639
End of period	$26,381,911	$2,154,832	$986,660	$948,183

The Notes to Financial Statements are an integral part of these statements.

10

Madison Mosaic Income Trust

Financial Highlights

Selected data for a share outstanding throughout each period indicated

INSTITUTIONAL BOND FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.47	$10.41	$10.08	$10.11	$10.34
Investment operations:
Net investment income	0.20	0.48	0.44	0.41	0.36
Net realized and unrealized gain (loss) on investments	0.21	0.16	0.33	(0.03)	(0.23)
Total from investment operations	0.41	0.64	0.77	0.38	0.13
Less distributions:
From net investment income	(0.20)	(0.48)	(0.44)	(0.41)	(0.36)
From net capital gains	--	(0.10)	--	--	--
Total distributions	(0.20)	(0.58)	(0.44)	(0.41)	(0.36)
Net asset value, end of period	$10.68	$10.47	$10.41	$10.08	$10.11
Total return (%)	3.99	6.30	7.77	3.93	1.24
Ratios and supplemental data
Net assets, end of period (in thousands)	$26,382	$2,155	$6,413	$6,511	$7,672
Ratio of expenses to average net assets (%)	0.49	0.56	0.47	0.46	0.45
Ratio of net investment income to average net assets (%)	2.21	3.70	4.21	3.97	3.48
Portfolio turnover (%)	11	73	42	34	39

COINS FUND
	Year Ended December 31,
	2009	2008	2007*
Net asset value, beginning of period	$10.16	$10.26	$10.00
Investment operations:
Net investment income	0.53	0.52	0.27
Net realized and unrealized gain (loss) on investments	0.52	(0.09)	0.26
Total from investment operations	1.05	0.43	0.53
Less distributions:
From net investment income	(0.53)	(0.52)	(0.27)
From net capital gains	--	(0.01)	--
Total distributions	(0.53)	(0.53)	(0.27)
Net asset value, end of period	$10.68	$10.16	$10.26
Total return (%)	10.58	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$987	$948	$637
Ratio of expenses to average net assets (%)	--	--	--
Ratio of net investment income to average net assets (%)	5.05	5.21	5.29
Portfolio turnover (%)	18	5	3

* For the period July 1, 2007 (commencement of operations) through December 31, 2007
Net asset value figures are based on average daily shares outstanding during the year.

The Notes to Financial Statements are an integral part of these statements.

11

Madison Mosaic Income Trust

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment manage-ment company. The Trust currently offers four portfolios, each of which is a diversified mutual fund. This report contains information about two of these portfolios, the Madison Mosaic Institutional Bond Fund and the Madison Mosaic Corporate Income Shares (COINS) Fund (collectively, the "Funds"). Their objectives and strategies are detailed in their prospectuses. The remaining Trust portfolios present their financial information in a separate report.

Securities Valuation: The Funds adopted Financial Accounting Standards Board (‘FASB") guidance on fair value measurements effective January 2008. Fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability.  The Funds utilize a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Funds’ investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2009:

12

Notes to Financial Statements (continued)

Fund	Level 1	Level 2	Level 3	Value at 12/31/2009
Institutional Bond
Corporate Debt Securities	$--	$11,976,530	$--	$11,976,530
U.S. Government & Agency Notes	--	12,472,573	--	12,472,573
Repurchase Agreement	--	1,593,185	--	1,593,185
Total	$--	$26,042,288	$--	$26,042,288

COINS
Corporate Debt Securities	--	$930,368	$--	$930,368
Repurchase Agreement	--	41,962	--	41,962
Total	$--	$972,330	$--	$972,330

Please see the Portfolio of Investments for each Fund for a listing of all securities within each caption.

In March 2008, FASB issued guidance regarding enhanced disclosures about funds’ derivative and hedging activities. Management has determined that there is no impact on the Funds’ financial statements as the Funds currently do not hold derivative financial instruments.

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Funds will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders quarterly for the Institutional Bond Fund and monthly for the COINS Fund. Capital gain distributions, if any, are declared and paid annually at year-end for both Funds.

The tax character of distributions paid during 2009 and 2008 was as follows:

	2009	2008
Institutional Bond Fund:
Distributions paid from:
Ordinary income	$173,320	$122,678
Long-term capital gains	--	19,610
COINS Fund:
Distributions paid from:
Ordinary income	$47,935	$42,472
Short-term capital gains	--	579

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Institutional Bond Fund:
Net realized loss on investments	$ (4,986)
Net unrealized appreciation on investments	36,044
$31,058

13

Madison Mosaic Income Trust

Notes to Financial Statements (continued)

COINS Fund:
Net realized loss on investments	$ (1,455)
Net unrealized appreciation on investments	58,887
$57,432

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of FASB guidance on accounting for uncertainty in income taxes. The implementation of this guidance resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2009, the Institutional Bond Fund and COINS Fund had $4,986 and $1,455, respectively, of unused capital loss carryovers that will expire December 31, 2017.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the Funds’ custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2009, the Institutional Bond Fund had a 7.8% interest and the COINS Fund had a 0.2% interest in the consolidated repurchase agreement of $20,368,715 collateralized by $20,776,263 in Fannie Mae Mortgage Backed Security Notes. Proceeds at maturity were $20,368,738.

3. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, Inc. ("MIA") and Madison Mosaic, LLC, a wholly owned subsidiary of MIA (together the "Adviser"), earns an advisory fee equal to 0.30% per annum of the average net assets of the Institutional Bond Fund. This fee is accrued daily and is paid monthly.

The COINS Fund pays no advisory fees to the Adviser. Instead the Adviser is compensated for managing the fund through payments it receives from fees paid on accounts in wrap programs whose clients are permitted to invest in COINS.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Institutional Fund:
U.S. Gov’t securities	$12,334,752	$650,657
Other	11,140,867	159,450
COINS Fund:
U.S. Gov’t securities	$--	$--
Other	165,153	186,929

14

Madison Mosaic Income Trust

Notes to Financial Statements (continued)

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Funds to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. For the Institutional Bond Fund, this percentage was 0.08% through February 6, 2009 and 0.19% effective after this date.

The Institutional Bond Fund also pays the expenses of its Independent Trustees and auditors directly. For the year ended December 31, 2009, the amounts expensed for these fees were $1,000 and $4,500, respectively. Beginning February 6, 2009, these expenses were included, pro rata, as part of the fees described in the prior paragraph.

The COINS Fund pays no expenses. Instead, the Adviser is compensated for administering the fund through payments it receives from fees paid on accounts in wrap programs whose clients are permitted to invest in COINS.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2009:

	Institutional Bond Fund	COINS Fund
Aggregate Cost	$26,006,244	$913,443
Gross unrealized appreciation	115,945	59,080
Gross unrealized depreciation	(79,901)	(193)
Net unrealized appreciation	$36,044	$58,887

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Institutional Bond Fund	2009	2008
In Dollars
Shares sold	$27,206,566	$2,758,793
Shares issued in reinvestment of dividends	172,265	141,167
Total shares issued	27,378,831	2,899,960
Shares redeemed	(3,125,735)	(7,230,384)
Net increase (decrease)	$24,253,096	$(4,330,424)

	Year Ended December 31,
Institutional Bond Fund (cont.)	2009	2008
In Shares
Shares sold	2,539,877	263,160
Shares issued in reinvestment of dividends	16,240	13,481
Total shares issued	2,556,117	276,641
Shares redeemed	(292,714)	(686,741)
Net increase (decrease)	2,263,403	(410,100)

	Year Ended December 31,
COINS Fund	2009	2008
In Dollars
Shares sold	$100,000	$272,483
Shares issued in reinvestment of dividends	47,935	43,051
Total shares issued	147,935	315,534
Shares redeemed	(156,025)	--
Net increase (decrease)	$(8,090)	$315,534

In Shares
Shares sold	9,756	26,990
Shares issued in reinvestment of dividends	4,586	4,267
Total shares issued	14,342	31,257
Shares redeemed	(15,281)	--
Net increase (decrease)	(939)	31,257

In addition, for the Institutional Bond Fund in 2008, gains associated with a redemption of securities in kind of $104,449 were credited to paid in surplus as a capital adjustment.

8. Line of Credit. The Institutional Bond Fund has a $3 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. The Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2009, the Fund did not borrow on its line of credit.

9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

15

Madison Mosaic Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Income Trust (the "Trust") including the Institutional Bond Fund and Corporate Income Shares Fund (COINS Fund) (the "Funds"), as of December 31, 2009 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for each of the two years in the period then ended and for the period from July 1, 2007 (commencement of operations) through December 31, 2007 for the COINS Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2009, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended and for each of the two years in the period then ended and for the period from July 1, 2007 (commencement of operations) through December 31, 2007 for the COINS Fund, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 25, 2010

16

Madison Mosaic Income Trust

Other Information

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on July 1, 2009 and held for the six-months ended December 31, 2009.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Institutional Bond Fund	$1,000.00	$1,025.09	0.49%	$2.51
COINS Fund	$1,000.00	$1,046.64	0%	$0
1For the six-months ended December 31, 2009.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in your Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Institutional Bond Fund	$1,000.00	$1,025.47	0.49%	$2.49
COINS Fund	$1,000.00	$1,025.47	0%	$0
1For the six-months ended December 31, 2009.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

17

Other Information (continued)

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal. The Trustees considered a number of factors when the Board most recently approved the advisory contract between the Adviser and the Trust in July 2009.Rather than providing you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it most recently approved the advisory contract:

With regard to the investment performance of each fund and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices. In particular, the Board recognized that the Adviser’s core philosophy to "participate and protect" (with the intent of participating in market rallies and protecting shareholder value during market declines) can result in underperformance when more risky securities and cyclical sectors are in favor. In keeping to its convictions, the Board recognized that the Adviser’s philosophy generally resulted in both peer and benchmark outperformance for the year ended June 30, 2009 by both equity and fixed-income portfolios (non-money market) during a time of market turmoil of historic proportions.

With regard to fixed-income performance in particular, the Adviser explained its active bond management style and its goal of protecting shareholders during periods of rising interest rates. The Adviser explained that, in the long-term, it believes this philosophy is in the best interest of fixed-income fund shareholders and is in accordance with applicable prospectus disclosures of investment objectives and policies for such funds. The Adviser presented information demonstrating how recent performance for the Madison Mosaic fixed-income funds was ahead of

18

Other Information (continued)

applicable indices and reported to the Board that these funds were performing in accordance with their stated investment objectives and policies.

A comprehensive discussion of fund performance and market conditions followed.

The officers of the Adviser discussed the Adviser’s methodology for arriving at the peer groups and indices used for performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each portfolio in the various Madison Mosaic mutual funds (collectively with the Trust referred to as the "Trusts") based on the portfolio’s asset size and investment objective for the last year. Officers of the Adviser discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry.

As in past years, the Trustees recognized that each Madison Mosaic fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Trusts (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Adviser did not neglect its management responsibilities for the Trusts in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Adviser was not unreasonably high. With these considerations in mind, the Board compared the Adviser’s fee schedule for separately managed accounts with the fees paid by the Trusts. The Trustees recognized that the Adviser provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with the Trusts, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Trusts’ total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Madison Mosaic represents only a few hundred million dollars of assets out of the multiple billions of assets managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Trusts are profitable to the Adviser at the margin because such salaries and fixed costs are proportionately paid from revenue generated by management of the

19

Other Information (concluded)

remaining assets. The Trustees reviewed a profitability analysis of the funds. In reviewing such matters, the Trustees understood, and the Adviser confirmed, that for purposes of the profitability analyses prepared for the written materials presented to the Trustee, excluded were the cost of salaries and benefits of portfolio managers and most other Advisory personnel other than the few whose duties were solely dedicated to Trust administration. As such, the Adviser’s profit margins would be much lower had a pro-rata portion of the compensation-related expenses of all personnel involved in some way with fund management and Advisory firm overhead had been factored into the analyses. However, the Adviser confirmed that although the fees paid by the Trusts at their present size might not be sufficient to profitably support a "stand-alone" mutual fund complex, the funds are reasonably profitable to the Adviser as part of its larger, diversified organization.

The Trustees recognized that Madison Mosaic’s reputation benefited the Adviser’s reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Adviser, are managed with the attention given to other firm clients and are not treated as "loss leaders."

A general and detailed discussion regarding fees followed. As part of the Board’s review of the costs of services and the profits to be realized by the Adviser, the Board considered the scope, reasonableness and propriety of the securities research and any so-called "soft dollar" benefits that the Adviser receives in connection with brokerage transactions on behalf of the Trusts.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss economies of scale for any funds.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Adviser pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include FINRA regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

The Board then asked the Adviser if there was anything else not provided in written Board materials or orally presented to the Board for consideration that the Adviser wished to disclose in connection with the proposed renewal of the investment advisory agreements between it and the applicable Trusts. Representatives of the Adviser confirmed that there were no additional matters for the Trustees to consider.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that the Adviser’s contract should be renewed for another year.

20

Trustees and Officers

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001- Present
Madison Investment Advisors, Inc. ("MIA"), Managing Director and Vice President, 1986 - Present; Madison Asset Management, LLC ("MAM"), Director and Vice President,
2004 - Present; Madison Mosaic, LLC, President, 1996 -
 Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIA, Founder, President and Director, 1973 - Present;
MAM, President and Director, 2004 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present

Madison Mosaic Funds (13), Madison Strategic Sector Premium Fund, and Madison/Claymore Covered Call & Equity Strategy Fund, 1996 - Present; Capitol Bank of Madison, WI, 1995 -Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIA, Managing Director and Vice President, 1990 - Present; MAM, Director, 2009 - Present; Madison Mosaic, LLC, Vice President, 1996 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2004 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIA, Managing Director, Head of Fixed Income, 2005 - Present; Madison Mosaic Funds (13 funds, including the Trust), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

21

Trustees and Officers (continued)

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Greg D. Hoppe 1969	Treasurer, 2009 - Present Chief Financial Officer, 1999 - 2009
MIA, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic, LLC, Vice President,
1999 - Present; Madison Mosaic Funds (13 funds, including the Trust), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MAM, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations,
2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005; Madison Mosaic Funds (13 funds, including the Trust) Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 – Present Corporate Counsel and Assistant Secretary, 2009 – Present General Counsel and Secretary, 1992 - 2009
MIA, MAM, Madison Scottsdale, LC (an affiliated investment advisory firm of MIA) and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 - 2009; Chief Compliance Officer and Corporate Counsel, 2009 - Present; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of MIA), LLC, General Counsel, 1996 - 2009; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, General Counsel, Chief Compliance Officer, 1992 - 2009; Chief Compliance Officer, Corporate Counsel, Secretary and Assistant Secretary, 2009 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIA, MAM, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; Madison Mosaic Funds (13 funds, including the Trust), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

22

Trustees and Officers (continued)

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	46
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	46
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 - 2001	46
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this Annual Report, the Fund Complex consists of the Trust with 4 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 19 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 46 separate portfolios in the Fund Complex.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

23

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

(Madison Mosaic logo)
Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted, other than to expand its scope to additional persons or entities to reflect changes occurring over the passage of time.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2009, James R. Imhoff, Jr., an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Lorence D. Wheeler who served in that capacity from August 2008 through July 2009.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2009 and 2008, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $85,300 ($108,000 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $88,500 ($113,750 including MSP). Of these amounts, approximately $15,000 and $15,500, respectively, was or will be attributable to Madison Mosaic Income Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Income Trust

By: (signature)

W. Richard Mason, Chief Compliance Officer

Date: February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 22, 2010

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 22, 2010